UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23674

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: September 30

Date of reporting period: October 1, 2023 - March 31, 2024

Item 1. Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

TAX-FREE HIGH GRADE PORTFOLIO
BOND FUND FOR
PUERTO RICO RESIDENTS, INC.

2024 SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS

May 14, 2024

Dear Shareholders:

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the period from October 1, 2023, to March 31, 2024.

The Federal Reserve Board (the “Fed”) did not raise rates at any of the last four meetings it held during the reporting period. The Fed statement after the March 2024 meeting cited strong job gains, a low unemployment rate, and inflation, although lower, that remains elevated, (i.e., higher than the Fed’s 2% target) as reasons for leaving the Fed funds rate untouched. The Fed does not believe it will be appropriate to reduce the Fed Funds range until it has more confidence inflation continues to move towards its long-term target. Recent inflation reports have shown a slowdown in the path towards the Fed’s long term target. The Fed funds rate closed the reporting period at 5.25% to 5.50%.

The updated summary of economic projections of the Fed Board members, published after the March meeting, projected lower Fed funds rates and inflation for the remainder of calendar year 2024 and 2025. Market participants adjusted their expectations for Fed funds rate cuts. Fed funds rate cuts are now expected later in the year, although the pace and timing of any cuts would depend on future inflation indicators.

After trading briefly at a yield of 5% during October 2023, the yield on the 10-year Treasury Note dropped for the rest of the reporting period. It closed the period at 4.20% versus 4.57% at the beginning of the period. The 2-year Treasury Note also decreased in yield after the October 2023 highs to close at 4.62%. The yield curve remains inverted. Major equity indexes are trading at or close to their all-time highs. The best performing index for the first three months of 2024 was the S&P 500.

Geopolitical risks remain elevated. The Russia-Ukraine war remains at a standstill. Aid to Ukraine was finally legislated by Congress. The risk of the Israel-Hamas conflict extending to the region remains a concern. The attack on shipping lanes in the Red Sea has damaged commercial ships, prompting major companies to re-route their fleets, raising shipping costs and lengthening delivery times. The military interventions between Israel and Iran have not escalated further.

The combination of higher inflation, an inverted yield curve, the timing of the end of the tightening cycle, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.
Managing Director
UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of
Puerto Rico, as Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the 6- month period ended March 31, 2024. The views and opinions in the letter were current as of May 14, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended the trading of its securities and issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the period from October 1, 2023, to March 31, 2024:

Six-Month Period
Based on market price	4.84%
Based on net asset value	11.46%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”), and market price as of period-end:

Dividend yield-based on market at period-end	3.61%
Dividend yield based on NAV at period-end	1.74%
NAV as of March 31, 2024	$6.47
Market Price as of March 31, 2024	$3.12
Premium (discount) to NAV	-51.8%

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. The Fund paid dividends from all of its net investment income for the period plus approximately $504,000 of net investment income from prior periods.

The Fund’s net investment income was $3.5 million for the period from October 1, 2023, to March 31, 2024, versus $7.9 million for the fiscal year ended September 30, 2023. The net income in 2023 includes the one-time payment of $420,096 from a legal settlement. The dividend paid was $4.1 million for the period from October 1, 2023, to March 31, 2024, versus $8.1 million for the fiscal year ended September 30, 2023.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class to meet the Fund’s investment objective. A large number of the securities in which the Fund invests have call dates prior to maturity. The Fund also owns mortgage-backed securities (“MBS”). MBS are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The final maturities of the portfolio are included in the Schedule of Investments that forms part of the accompanying Financial Statements.

Figure 1 below reflects the breakdown of the investment portfolio as of March 31, 2024. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio, representing 13.27%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $511.2 million for fiscal year 2024, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. The valuation of the COFINA bonds increased during the period driven by lower interest rates across the curve. COFINA sales tax collections have increased in Fiscal 2023-2024 versus last year. The COFINA collection report as of April 5, 2024, reported a 5.0% increase in sales and use tax (IVU) collections versus last year. The debt service reserve for fiscal year 2023-2024 was fully funded during October 2023.

The second largest holding of Puerto Rico securities are MBS, consisting of GNMA, FNMA, and FHLMC. The balance of this portion of the portfolio decreased to approximately 7.90% of the total investment portfolio mostly from repayments in the underlying mortgages. The valuation of the MBS increased in response to lower yields in the market.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 47.73% and 31.10%, respectively of the portfolio. Both the U.S. agencies and the U.S. municipal bonds increased in value during the period in response to lower interest rates across the yield curve. The bonds in the U.S. municipal bond portfolio are rated AAA or are guaranteed by bond insurance.

The NAV of the Fund increased $0.56 during the period from $5.91 at the beginning of the period to $6.47 at period-end. There was a net increase in the valuation of the whole portfolio. At period-end the Fund indicated market value was a 51.8% discount to its NAV, an increase from the discount of 48.7% at September 30, 2023.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	13.27%
Mortgages Certificates	7.90%
U.S. Agencies	47.73%
U.S. Municipals	31.10%
Total	100.00%

Geographic Allocation (% of Total Portfolio)
Puerto Rico	21.17%
U.S.	78.83%

100.00%

The following table shows the ratings of the Fund’s portfolio securities as of March 31, 2024. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AAA	73.51%
AA	13.23%
Not Rated	13.27%
Total	100.00%

The “Not-Rated” category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2024, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S and/or issue TSOs in the local market. If applicable, they are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

As of March 31, 2024, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$65,282,000
Leverage Ratio*	21.77%

Refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 5 of the Semi-Annual Financial Statements for further details on outstanding leverage during the period. Fund leverage decreased approximately $408,000 during the period.

*Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from October 1, 2023, to March 31, 2024 (Unaudited)	For the fiscal year ended September 30, 2023	For the fiscal year ended September 30, 2022	For the fiscal year ended September 30, 2021

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:		Net asset value applicable to common stock, beginning of period	$5.91	$6.24	$8.66	$8.87
		Net investment income (a)	0.10	0.22	0.24	0.24
		Net realized gain (loss) and unrealized appreciation (depreciation) from investments (a)	0.57	(0.32)	(2.42)	(0.21)
		Total from investment operations	0.67	(0.10)	(2.18)	0.03
		Less: Dividends from net investment income to common shareholders	(0.11)	(0.23)	(0.24)	(0.24)
		Discount on repurchase of common stock	-	-	-	0.00 *
		Net asset value applicable to common stock, end of period	$6.47	$5.91	$6.24	$8.66

		Market value, end of period (b)	$3.12	$3.03	$3.30	$6.04

Total	(b) (f)	Based on market value per share	4.84%	(4.85)%	(43.59)%	6.36%
Investment
Return:	(f)	Based on net asset value per share	11.46%	(1.85)%	(25.60)%	1.09%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	2.60%	2.07%	0.97%	0.82%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	3.12%	2.56%	1.43%	1.27%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.46%	1.40%	1.29%	1.24%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	1.66%	1.16%	0.14%	0.03%
	(c) (e) (h)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.17%	3.44%	3.07%	2.74%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$233,076	$212,670	$224,579	$311,475
	(g)	Portfolio turnover	0.00%	1.29%	1.46%	0.00%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.06%	0.00%	0.00%

	*	Discount on repurchase of common stock represents an amount that rounds to zero.

	(a)	Based on average outstanding common shares of 36,000,176, 35,986,382, 35,966,398, and 35,950,619 for the period from October 1, 2023, to March 31, 2024, and for the fiscal years ended September 30, 2023, September 30, 2022, and September 30, 2021, respectively.

	(b)	Period-end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $223,464,946, $228,562,810, $277,118,740, and $314,394,625 for the period from October 1, 2023, to March 31, 2024, and for the fiscal years ended September 30, 2023, September 30, 2022, and September 30, 2021, respectively. Ratios for the period from October 1, 2023, to March 31, 2024, were annualized using a 366-day base.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the period from October 1, 2023, to March 31, 2024, and for the fiscal years ended September 30, 2023, September 30, 2022, and September 30, 2021, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.52%, 0.49%, 0.45%, and 0.45%, respectively.

	(f)	Dividends are assumed to be reinvested at the per share market value or net asset value as defined in the dividend reinvestment plan. For the period from October 1, 2023, to March 31, 2024, and for the fiscal years ended September 30, 2023, September 30, 2022, and September 30, 2021, dividends are reinvested at net asset value. Investment return is not annualized for the period from October 1, 2023, to March 31, 2024.

	(g)	Portfolio turnover is not annualized for the period from October 1, 2023, to March 31, 2024. Portfolio turnover calculation excludes transactions related to the restructuring of Employee Retirement System Bonds which became effective on March 15, 2022.

	(h)	Net investment income ratio for the fiscal year ended September 30, 2023, includes a legal settlement received which was classified as Other Income in the Statement of Operations. See Note 11 for more information.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.
SCHEDULE OF INVESTMENTS	March 31, 2024 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 11.42% of net assets applicable to common shareholders, total cost of $26,791,440
$615,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	$620,398
4,518,000	F	Puerto Rico Sales Tax	4.75%	07/01/53	4,496,449
11,425,000	F	Puerto Rico Sales Tax	5.00%	07/01/58	11,458,784
6,255,000	F	Puerto Rico Sales Tax	4.33%	07/01/40	6,256,801
187,000	F	Puerto Rico Sales Tax	4.54%	07/01/53	179,840
1,376,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	1,110,277
2,508,000	F	Puerto Rico Sales Tax	4.78%	07/01/58	2,489,213
$26,884,000					$26,611,762

Puerto Rico Agencies Zero Coupons Bonds - 5.37% of net assets applicable to common shareholders, total cost of $12,040,321
$242,000	G	Puerto Rico Sales Tax	0.00%	07/01/24	$239,712
1,173,000	G	Puerto Rico Sales Tax	0.00%	07/01/27	1,037,703
1,144,000	G	Puerto Rico Sales Tax	0.00%	07/01/29	937,018
1,477,000	G	Puerto Rico Sales Tax	0.00%	07/01/31	1,115,040
1,662,000	G	Puerto Rico Sales Tax	0.00%	07/01/33	1,150,239
15,809,000	G	Puerto Rico Sales Tax	0.00%	07/01/46	5,038,676
12,879,000	G	Puerto Rico Sales Tax	0.00%	07/01/51	3,002,262
$34,386,000					$12,520,650

Principal Outstanding Amount
Puerto Rico GNMA Exempt - 1.98% of net assets applicable to common shareholders, total cost of $4,532,335
$40,369		GNMA Pool 407869	6.50%	10/15/25	$41,013
43,396		GNMA Pool 420133	6.50%	06/15/26	44,088
68,863		GNMA Pool 437632	6.50%	02/15/27	69,961
55,392		GNMA Pool 437641	6.50%	02/15/27	56,276
46,009		GNMA Pool 444370	6.50%	05/15/26	46,743
49,202		GNMA Pool 445510	6.50%	04/15/27	49,987
36,933		GNMA Pool 445512	6.50%	12/15/27	37,522
38,364		GNMA Pool 449303	6.50%	01/15/27	38,976
39,944		GNMA Pool 449308	6.50%	05/15/27	40,581
61,337		GNMA Pool 449357	6.50%	12/15/27	62,315
64,443		GNMA Pool 449358	6.50%	12/15/27	65,471
65,589		GNMA Pool 451945	6.50%	08/15/27	66,635
69,183		GNMA Pool 476750	6.50%	08/15/28	70,287
86,107		GNMA Pool 494894	6.50%	11/15/28	87,480
105,660		GNMA Pool 495007	6.50%	01/15/29	107,345
56,902		GNMA Pool 495081	6.50%	10/15/29	57,810
92,740		GNMA Pool 495038	6.50%	05/15/29	94,219
53,237		GNMA Pool 495070	6.50%	07/15/29	54,086
70,149		GNMA Pool 495078	6.50%	09/15/29	71,268
108,220		GNMA Pool 508608	6.50%	12/15/29	109,946
47,973		GNMA Pool 508625	6.50%	10/15/28	48,738
33,277		GNMA Pool 514658	6.50%	10/15/29	33,808
44,625		GNMA Pool 528298	6.50%	01/15/30	45,337
35,763		GNMA Pool 528300	6.50%	01/15/30	36,333
72,313		GNMA Pool 528301	6.50%	12/15/29	73,466
67,628		GNMA Pool 528302	6.50%	01/15/30	68,707
94,742		GNMA Pool 528381	6.50%	04/15/30	96,253
82,698		GNMA Pool 528386	6.50%	04/15/30	84,017
43,625		GNMA Pool 528389	6.50%	05/15/30	44,321
120,179		GNMA Pool 528390	6.50%	04/15/30	122,096
72,933		GNMA Pool 528399	6.50%	05/15/30	74,096
85,729		GNMA Pool 528412	6.50%	06/15/30	87,096
79,730		GNMA Pool 528413	6.50%	06/15/30	81,002
116,676		GNMA Pool 528505	6.50%	10/15/30	118,537
104,639		GNMA Pool 530752	6.50%	11/15/32	106,308
174,652		GNMA Pool 553970	6.50%	10/15/31	177,438
339,061		GNMA Pool 553975	6.50%	08/15/31	344,469
195,738		GNMA Pool 553981	6.50%	11/15/31	198,860
120,760		GNMA Pool 553982	6.50%	11/15/31	122,686
278,510		GNMA Pool 553996	6.50%	10/15/31	282,953
78,770		GNMA Pool 554037	6.50%	12/15/31	80,026
219,178		GNMA Pool 554064	6.50%	10/15/31	222,674
264,063		GNMA Pool 554080	6.50%	11/15/31	268,277
252,697		GNMA Pool 568321	6.50%	04/15/32	256,728
254,337		GNMA Pool 607296	6.50%	04/15/33	258,394
$4,532,335	B				$4,604,629

Puerto Rico GNMA Taxable - 1.15% of net assets applicable to common shareholders, total cost of $2,598,895
$132,714		GNMA Pool 572093	5.50%	02/15/34	$136,330
221,777		GNMA Pool 572120	6.00%	07/15/34	230,233
157,309		GNMA Pool 572127	6.00%	08/15/34	163,309
142,400		GNMA Pool 572153	6.00%	01/15/35	147,032
136,701		GNMA Pool 572155	6.00%	02/15/35	141,916
69,505		GNMA Pool 622038	6.00%	09/15/33	71,214
97,125		GNMA Pool 622047	6.00%	11/15/33	99,868

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.
SCHEDULE OF INVESTMENTS	March 31, 2024 (Unaudited)

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico GNMA Taxable - 1.15% of net assets applicable to common shareholders, total cost of $2,598,895 (concluded)
$67,583		GNMA Pool 622048	6.50%	11/15/33	$70,316
201,369		GNMA Pool 622052	6.00%	01/15/34	210,457
39,508		GNMA Pool 622054	5.50%	01/15/34	40,584
25,651		GNMA Pool 593758	6.00%	10/15/33	26,282
47,447		GNMA Pool 593794	6.50%	01/15/34	49,367
49,494		GNMA Pool 593802	6.00%	01/15/34	50,712
137,549		GNMA Pool 631034	5.50%	11/15/34	141,299
111,240		GNMA Pool 590175	5.50%	08/15/33	113,210
24,289		GNMA Pool 593727	6.00%	08/15/33	24,887
165,253		GNMA Pool 593729	6.00%	07/15/33	171,546
84,114		GNMA Pool 607404	6.50%	09/15/33	88,001
172,447		GNMA Pool 593764	6.00%	12/15/33	179,020
83,604		GNMA Pool 607410	6.00%	10/15/33	85,965
29,177		GNMA Pool 607412	6.50%	10/15/33	30,358
53,999		GNMA Pool 607427	6.00%	11/15/33	55,326
23,148		GNMA Pool 607433	6.00%	11/15/33	23,717
135,613		GNMA Pool 607442	6.00%	12/15/33	140,544
142,224		GNMA Pool 607444	6.50%	11/15/33	149,070
47,655		GNMA Pool 607445	6.50%	12/15/33	49,584
$2,598,895	B				$2,690,147

Puerto Rico FNMA Taxable - 6.34% of net assets applicable to common shareholders, total cost of $14,400,708
$688,314		FNMA Pool 835565	6.00%	10/01/35	$713,079
308,432		FNMA Pool 695396	6.00%	12/01/33	317,766
154,268		FNMA Pool 695419	6.00%	10/01/33	157,678
284,746		FNMA Pool 695423	6.00%	11/01/33	293,357
92,789		FNMA Pool 695424	6.50%	11/01/33	96,098
43,134		FNMA Pool 695428	6.00%	11/01/33	43,845
74,308		FNMA Pool 695429	6.50%	11/01/33	76,744
337,690		FNMA Pool 695430	6.00%	12/01/33	346,681
185,744		FNMA Pool 758511	6.50%	12/01/33	192,548
124,180		FNMA Pool 758561	6.50%	08/01/34	128,728
339,572		FNMA Pool 758583	6.00%	12/01/34	349,792
60,056		FNMA Pool 801556	5.50%	12/01/34	61,305
128,629		FNMA Pool 801557	5.50%	01/01/35	133,204
1,005,686		FNMA Pool 823332	5.50%	07/01/35	1,026,599
434,031		FNMA Pool 823346	5.50%	07/01/35	443,462
1,106,653		FNMA Pool 909119	6.00%	11/01/37	1,146,522
84,963		FNMA Pool 633637	6.50%	02/01/32	88,364
58,396		FNMA Pool 654709	6.00%	03/01/33	59,311
394,168		FNMA Pool 682079	6.00%	11/01/32	403,318
36,433		FNMA Pool 695400	6.50%	07/01/33	37,641
132,882		FNMA Pool 695401	6.00%	07/01/33	135,765
294,390		FNMA Pool 695409	5.50%	08/01/33	300,496
180,347		FNMA Pool 695410	6.00%	08/01/33	183,933
167,776		FNMA Pool 695414	6.50%	09/01/33	173,921
336,351		FNMA Pool 695415	6.00%	09/01/33	346,224
131,586		FNMA Pool 695417	6.00%	09/01/33	134,716
44,362		FNMA Pool 695431	6.00%	12/01/33	45,157
262,425		FNMA Pool 732871	5.50%	10/01/33	267,875
150,537		FNMA Pool 746980	5.50%	11/01/33	153,660
297,375		FNMA Pool 747021	5.50%	02/01/34	303,553
221,140		FNMA Pool 758565	6.00%	09/01/34	227,894
261,813		FNMA Pool 758631	6.00%	06/01/34	269,634
323,114		FNMA Pool 758632	6.00%	06/01/34	333,860
241,832		FNMA Pool 758639	6.00%	07/01/34	248,240
333,916		FNMA Pool 758642	6.00%	07/01/34	345,020
215,488		FNMA Pool 758660	6.00%	08/01/34	221,198
97,357		FNMA Pool 758667	6.00%	09/01/34	99,116
217,084		FNMA Pool 758694	6.00%	10/01/34	222,837
793,878		FNMA Pool 747026	5.50%	02/01/34	810,367
372,203		FNMA Pool 747030	5.50%	02/01/34	379,934
226,969		FNMA Pool 747042	5.50%	03/01/34	231,685
227,553		FNMA Pool 758591	5.50%	01/01/35	232,493
172,428		FNMA Pool 801573	5.50%	01/01/35	176,171
79,652		FNMA Pool 801581	5.50%	02/01/35	81,308
1,045,190		FNMA Pool 811769	5.50%	06/01/35	1,067,894
838,334		FNMA Pool 811723	5.50%	05/01/35	856,545
308,209		FNMA Pool 811768	5.50%	06/01/35	314,617
488,388		FNMA Pool 811760	5.50%	06/01/35	498,990
$14,404,771	C				$14,779,145

Puerto Rico Freddie Mac Taxable - 0.52% of net assets applicable to common shareholders, total cost of $1,197,825
$31,074		FHLMC Pool A65267	6.50%	08/01/37	$31,402
94,665		FHLMC Pool A15022	6.00%	10/01/33	96,495
107,037		FHLMC Pool A15962	6.00%	11/01/33	109,685
41,377		FHLMC Pool A19230	6.00%	06/01/34	42,112
158,998		FHLMC Pool A22037	5.50%	04/01/34	162,504
4,751		FHLMC Pool A22762	5.50%	11/01/34	4,732
285,229		FHLMC Pool A34667	5.50%	02/01/35	291,779
137,542		FHLMC Pool A36944	5.50%	08/01/35	140,578
253,065		FHLMC Pool A12792	5.50%	08/01/33	258,641
40,373		FHLMC Pool A44318	5.50%	03/01/36	41,265
44,830		FHLMC Pool A43753	6.00%	03/01/36	45,628
1,198,941	D				$1,224,821

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.
SCHEDULE OF INVESTMENTS	March 31, 2024 (Unaudited)

Face Amount
US Government, Agency and Instrumentalities - 60.41% of net assets applicable to common shareholders, total cost of $177,751,681
$20,000,000		Federal Farm Credit	2.09%	06/18/40	$13,226,280
18,000,000	A	Federal Farm Credit	3.10%	06/16/42	14,207,454
4,000,000		Federal Farm Credit	2.95%	12/28/37	3,315,648
5,000,000		Federal Farm Credit	2.80%	09/01/44	3,558,565
17,400,000	A	Federal Farm Credit	4.85%	04/28/42	16,256,959
12,000,000		Federal Farm Credit	2.13%	05/21/40	7,988,688
7,000,000		Federal Farm Credit	6.00%	01/25/38	7,000,126
12,000,000		Federal Farm Credit	6.25%	02/27/43	12,000,000
7,000,000	A	Federal Farm Credit	6.47%	09/11/43	7,033,425
30,000,000	A	Federal Home Loan Bank	2.49%	03/26/40	22,256,040
30,000,000	A	Federal Home Loan Bank	2.47%	04/30/40	22,159,890
7,000,000		Federal Home Loan Bank	2.17%	06/08/40	4,899,951
5,215,000		Federal Home Loan Bank	2.07%	06/29/40	3,589,239
3,000,000		Federal Home Loan Bank	5.50%	07/15/36	3,296,553
$177,615,000					$140,788,818

US Municipals - 39.36% of net assets applicable to common shareholders, total cost of $109,991,103
$2,430,000	E	North Texas Municipal Water District	2.13%	06/01/39	$1,793,534
2,480,000	E	North Texas Municipal Water District	2.13%	06/01/40	1,786,051
2,500,000	E	North Texas Municipal Water District	2.25%	06/01/42	1,761,915
16,395,000	E	Dormitory Authority of the State of New York	5.60%	03/15/40	16,535,226
6,700,000	E	Dormitory Authority of the State of New York	5.29%	03/15/33	6,739,979
15,900,000	E	Dormitory Authority of the State of New York	5.39%	03/15/40	15,737,741
5,000,000	E	New York City Transitional Finance Authority	3.80%	08/01/29	4,812,400
14,525,000	E	New York City Transitional Finance Authority	2.25%	08/01/37	10,547,968
7,295,000	E	New York City Transitional Finance Authority	2.30%	08/01/38	5,205,245
9,495,000		City of Portland General Obligation	2.45%	06/15/39	6,934,066
3,050,000	E	San Diego County Regional Transportation Commission	3.25%	04/01/48	2,338,990
4,000,000		Texas Transportation Commission General Obligation	3.21%	4/1/2044	3,225,188
19,375,000	E	University of Michigan	2.44%	04/01/40	14,319,386
$109,145,000					$91,737,689

Total investments (126.55% of net assets applicable to common shareholders)					$294,957,661
Other Assets and Liabilities, net (-26.55% of net assets applicable to common shareholders)					(61,882,138)
Net assets applicable to common shareholders - 100%					$233,075,523

Securities sold under reverse repurchase agreements - 19.17% of net assets applicable to common shareholders
$53,007,000		Reverse Repurchase Agreements with Goldman Sachs			$53,007,000
		5.61% dated March 5, 2024 due April 2, 2024 (Collateralized by US Government
		Agencies and Instrumentalities with a face value of $77,600,000 and a fair value of $58,380,165; 2.47-4.85%, with maturity dates from March 26, 2040 to June 16, 2042)

4,700,000		Reverse Repurchase Agreements with Santander US Capital Markets			4,700,000
		5.70% dated March 5, 2024 due April 2, 2024 (Collateralized by US Government,
		Agencies and Instrumentalities with a face value of $5,160,000 and a fair value of $5,184,639; 6.47%, with maturity date of September 11, 2043)

7,575,000		Reverse Repurchase Agreements with South Street Securities			7,575,000
		5.70% dated March 5, 2024 due April 2, 2024 (Collateralized by US Government,
		Agencies and Instrumentalities with a face value of $8,532,000 and a fair value of $7,971,516; 4.85%, with maturity date of April 28, 2042)
$65,282,000					$65,282,000

A	A portion or all of the security has been pledged as collateral for securities sold under reverse repurchase agreements.

B

GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D

FHLMC - represents mortgage-backed obligations guaranteed by the Federal Home Loans Mortgage Corporation. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

E	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

F

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

G	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES		March 31, 2024 (Unaudited)

Assets:	Investments in securities:
	Securities pledged as collateral on reverse repurchase agreements at value, which has the right to be repledged (identified cost - $91,305,860)		$71,536,320
	Other securities at value (identified cost - $257,998,448)		223,421,341
			$294,957,661
	Cash		1,389,819
	Cash due from broker on reverse repurchase agreements		860,000
	Interest receivable		2,489,509
	Prepaid expenses and other assets		177,585
	Total assets		299,874,574

Liabilities:	Securities sold under reverse repurchase agreements		65,282,000
	Dividends payable to common shareholders		675,086
	Directors fees payable		6,000
	Payables:
	Interest and leverage expenses	275,503
	Investment advisory fees	100,759
	Administration, custody, and transfer agent fees	32,017	408,279
	Accrued expenses and other liabilities		427,686
	Total liabilities		66,799,051

Net Assets Applicable to Common Shareholders:			$233,075,523

Net Assets Applicable to
Common Shareholders
consist of:	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 36,004,609 issued and outstanding)		$378,617,114
	Total Distributable Earnings (Accumulated Loss) (See Notes 1 and 9)		(145,541,591)
	Net assets applicable to common shareholders		$233,075,523
	Net asset value applicable to common shares - per share; 36,004,609 shares outstanding		$6.47

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENT OF OPERATIONS

		For the period from October 1, 2023, to March 31, 2024 (Unaudited)

Investment Income:	Interest	$6,458,400

Expenses:	Interest and leverage related expenses	1,860,715
	Investment advisory fees	1,085,120
	Administration, custody, and transfer agent fees	249,716
	Professional fees	119,462
	Directors’ fees and expenses	15,175
	Insurance expense	92,890
	Other	68,095
	Total expenses	3,491,173

	Waived investment advisory, administration, custodian, and transfer agent fees	(578,796)

	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent fees	2,912,377

Net Investment Income:		3,546,023

Realized Gain (Loss) and	Net realized gain (loss) on investments	275
Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	20,852,084
(Depreciation) on Investments:	Total net realized and unrealized gain (loss) on investments	20,852,359

	Net increase (decrease) in net assets resulting from operations	$24,398,382

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

		For the period from October 1, 2023, to March 31, 2024 (Unaudited)	For the fiscal year ended September 30, 2023

Increase (Decrease) in Net Assets:

	Net investment income	$3,546,023	$7,866,021
	Net realized gain (loss) on investments	275	2,082
	Change in net unrealized net appreciation (depreciation) on investments	20,852,084	(11,798,725)

	Net increase (decrease) in net assets resulting from operations	24,398,382	(3,930,622)

Dividends to Common
Shareholders From:	Net investment income	(4,050,094)	(8,097,096)

Capital Share	Reinvestment of dividends on common shares	56,745	119,693
Transactions:	Repurchase of common shares	-	-

		56,745	119,693

Net Assets:	Net increase (decrease) in net assets applicable to common shareholders	20,405,033	(11,908,025)

	Net assets at the beginning of the period/year	212,670,490	224,578,515

	Net assets at the end of the period/year	$233,075,523	$212,670,490

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash		For the period from October 1, 2023, to March 31, 2024 (Unaudited)

Cash Provided by	Net increase (decrease) in net assets from operations	$24,398,382

Operations:	Adjusted by:
	Paydowns of portfolio securities	1,372,567
	Net realized gain on investments	(275)
	Change in net unrealized (appreciation) depreciation on investments	(20,852,084)
	Amortization and accretion of premiums and discounts on investments	(242,694)
	Decrease in interest receivable	382,405
	Increase from cash due from broker on reverse repurchase agreements	(860,000)
	Increase in prepaid expenses and other assets	(113,333)
	Increase in interest payable	80,330
	Increase in investment advisory fees payable	7,122
	Increase in administration, custody, and transfer agent fees payable	3,266
	Decrease in accrued expenses and other liabilities	(49,638)

	Total cash provided by operations	4,126,048

Cash Used in	Securities sold under reverse repurchase agreements proceeds	390,528,000
Financing Activities:	Securities sold under reverse repurchase agreements repayments	(390,936,000)
	Dividends to common shareholders paid in cash	(3,993,176)

	Total cash used in financing activities	(4,401,176)

Cash:	Net increase (decrease) in cash for the period	(275,128)
	Cash at the beginning of the period	1,664,947

	Cash at the end of the period	$1,389,819

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$1,780,385

	Non-cash activities-dividends reinvested by common shareholders	$56,745

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated and commenced operations on December 26, 2002. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended the trading of its securities pending its registration under 1933 Act.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The net asset value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such a day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At March 31, 2024, no portfolio securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosure about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of March 31, 2024, in valuing the Fund’s investments carried at fair value:

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 3/31/2024
Puerto Rico Agencies, Bonds, and Notes	$-	$39,132,412	$-	$39,132,412
Puerto Rico GNMA Exempt	-	4,604,629	-	4,604,629
Puerto Rico GNMA Taxable	-	2,690,147	-	2,690,147
Puerto Rico FNMA Taxable	-	14,779,145	-	14,779,145
Puerto Rico FHLMC Taxable	-	1,224,821	-	1,224,821
US Government, Agency and Instrumentalities	-	140,788,818	-	140,788,818
US Municipals	-	91,737,689	-	91,737,689

	$-	$294,957,661	$-	$294,957,661

There were no Level 3 securities for the period from October 1, 2023, to March 31, 2024.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

There were no transfers into or out of Level 3 during the period from October 1, 2023, to March 31, 2024.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of March 31, 2024.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of the dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

An investment in the Fund is designed solely for Puerto Rico residents, due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from October 1, 2023, to March 31, 2024, the Fund did not incur any interest or penalties.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs, or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to International Swap and Derivatives Association, Inc. (ISDA) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s NAV, not complying with eligible collateral requirements, or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments held during the period from October 1, 2023, to March 31, 2024.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short- and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act absent an available exception. There were no short-or medium-term notes outstanding as of March 31, 2024.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from October 1, 2023, to March 31, 2024, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from October 1, 2023, to March 31, 2024, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the period from October 1, 2023, to March 31, 2024, investment advisory fees amounted to $1,085,120. The Investment Advisor voluntarily waived investment advisory fees in the amount of $506,390, for a net fee of $578,730. The investment advisory fees payable amounted to $100,759 as of March 31, 2024.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custody, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC has engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and Transfer Agency, Registrar, and Shareholder Servicing Agreement fees will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expense reimbursements. For the period from October 1, 2023, to March 31, 2024, the administrative, custody, and transfer agency services fee amounted to $249,716. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $72,406, for a net fee of $177,310. The administrative, custody, and transfer agent fees payable amounted to $32,017 as of March 31, 2024.

Certain Fund officers are also officers of UBSTC. The six independent directors of the Fund’s Board are paid based upon an agreed fee up to $1,000 per fund per Board meeting, plus expenses, and $500 per fund for each quarterly Audit Committee meeting, plus expenses. For the period from October 1, 2023, to March 31, 2024, the independent directors of the Fund were paid an aggregate compensation and expenses of $15,175. The Directors fees payable amounted to $6,000 as of March 31, 2024.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the period from October 1, 2023, to March 31, 2024 and for the fiscal year ended September 30, 2023, were as follows:

Common Shares	March 31, 2024	September 30, 2023

Proceeds from the reinvestment of dividends	$56,745	$119,693
Repurchase of shares	-	-

	$56,745	$119,693

Transactions in common for the period from October 1, 2023, to March 31, 2024 and for the fiscal year ended September 30, 2023, were as follows:

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

Common shares	March 31, 2024	September 30, 2023

Common shares - beginning of period	35,995,367	35,976,456
Shares repurchased	-	-
Shares issued due to the reinvestment of dividends	9,242	18,911

Common shares - end of period	36,004,609	35,995,367

There were no share repurchase transactions for the period from October 1, 2023, to March 31, 2024 and for the fiscal year ended September 30, 2023.

4.	Investment Transactions

Proceeds from paydowns of unaffiliated Puerto Rico securities amounted to $1,372,567 for the period from October 1, 2023, to March 31, 2024.

5.	Securities Sold Under Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Securities sold under reverse repurchase agreements amounted to $65,282,000 at March 31, 2024, and related information is as follows:

Weighted average interest rate at the end of the period	5.63%

Maximum aggregate balance outstanding at any time of the period	$65,690,000

Average balance outstanding during the period	$32,566,287

Average interest rate during the period	5.62%

At March 31, 2024, the interest rate on securities sold under reverse repurchase agreements were 5.61% to 5.70% with a maturity date of April 2, 2024.

At March 31, 2024, investment securities amounting to $71,536,320 were pledged as collateral for securities sold under reverse repurchase agreements. Interest payable on securities sold under reverse repurchase agreements amounted to $275,503 at March 31, 2024.

The total amount of unaffiliated originations or proceeds of securities sold under reverse repurchase agreements during the period from October 1, 2023, to March 31, 2024, amounted to $390,528,000.

The following table presents the Fund’s reverse repurchase agreements by counterparty and the related collateral pledged by the Fund at March 31, 2024:

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
Goldman Sachs, New York	$53,007,000	$-	$53,007,000	$-
Santander US Capital Markets, New York	4,700,000	-	4,700,000	-
South Street Securities, New York	7,575,000	-	7,575,000	-
Total	$65,282,000	$-	$65,282,000	$-

(a) Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $65,282,000 of securities sold under reverse repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair values given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under reverse repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At March 31, 2024, the Fund had investments with an aggregate fair value of approximately $39,132,412, which were revenue bonds issued by entities located in the Commonwealth and not guaranteed by the Commonwealth. Also, at March 31, 2024, the Fund had investments with an aggregate market value amounting to $91,737,689 which were issued by various municipalities located in the United States and not guaranteed by the U.S. government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA,

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the year, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$349,304,308

Gross appreciation	1,324,118
Gross depreciation	(55,670,765)

Net appreciation (depreciation)	$(54,346,647)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from October 1, 2023, to March 31, 2024 and for the fiscal year ended September 30, 2023, the Fund had distributed from ordinary income $4,050,094 and $8,097,096 for tax purposes,

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

respectively. The undistributed net investment income at March 31, 2024, and September 30, 2023, was as follows:

March 31, 2024:

Undistributed net investment income for tax purposes at the beginning of the period	$3,577,253
Net investment income for tax purposes	3,546,023
Dividends paid to common shareholders	(4,050,094)

Undistributed net investment income for tax purposes at the end of the period	$3,073,182

September 30, 2023:

Undistributed net investment income for tax purposes at the beginning of the period	$3,808,328
Net investment income for tax purposes	7,866,021
Dividends paid to common shareholders	(8,097,096)

Undistributed net investment income for tax purposes at the end of the period	$3,577,253

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at March 31, 2024, were as follows:

Undistributed net investment income for tax purposes at the end of the period	$3,073,182
Accumulated net realized loss from investment	(94,268,126)
Unrealized net appreciation (depreciation) from investment	(54,346,647)

Total Distributable Earnings (Accumulated Loss)	$(145,541,591)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the SEC in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. Government.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities, may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also limits the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced on August 19, 2022. Since the Fund does not hold any derivatives as of March 31, 2024, Rule 18f-4 has no impact on the Fund.

11.	Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2023, to March 31, 2024 (Unaudited)

matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against UBS Financial Services, Inc., UBSFS, UBSTC and all current and certain former members of the Board of such investment companies, and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding Settlement Fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Since the court has failed to issue an order regarding the allocation of litigation expenses, the parties agreed on the distribution of the portion of the Settlement Fund over which there is no controversy, and that portion of the Settlement Fund was distributed to the Fund and recognized as other income. The Court has yet to decide the issue. Until then, the portion of the Settlement Fund at issue will remain in the escrow account.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from April 1, 2024, through May 30, 2024 (the date the semi-annuals financial statements were available to be distributed), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On April 30, 2024, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01792 per common share, totaling $645,108 and payable on May 10, 2024, to common shareholders of record as of April 30, 2024.

OTHER INFORMATION (Unaudited)

Shareholder Meeting for the fiscal year ended September 30, 2023

The 2024 Annual Meeting of Shareholders was held on January 16, 2024 (the “2024 Annual Meeting”). The voting results for the proposals considered at the 2024 Annual Meeting were as follows:

1.

Election of Directors. The stockholders of the Fund elected Carlos V. Ubiñas and José J. Villamil to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2027 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos V. Ubiñas	28,124,698	6,548,821
José J. Villamil	28,136,743	6,536,776

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Statement Regarding Availability of Quarterly Portfolio Schedule

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the SEC. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of the Fund met on May 10, 2024 (the “Meeting”), to consider the approval of the Advisory Agreement by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Adviser, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of this agreement, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund were fair and reasonable and that the Investment Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Investment Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Adviser provides to manage and operate the Fund, the increases of such services over time due to new or revised market, regulatory or other developments (e.g.; liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Adviser provides portfolio management services for the Fund, and additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Adviser provides to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g.; providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g.; providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (e.g.; coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); Board support and administration (e.g.; overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (e.g.; overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g.; helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Adviser, the Independent Directors also considered the risks borne by the Investment Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2023, (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Adviser to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (i.e., the expertise of the Investment Adviser with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Adviser to keep expenses to certain levels and reviewed the amounts the Investment Adviser had waived or reimbursed over the last fiscal years; if applicable, and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2023. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the most recently available financial information. The Independent Directors evaluated, among other things, the Investment Adviser’s estimated revenues, expenses, net income, and the net profit margins.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. In addition, the Investment Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Adviser and concluded that the indirect benefits received were reasonable.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

Sanchez/LRV LLC

270 Muñoz Rivera Avenue, Suite 1110

San Juan. Puerto Rico 00918

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.
•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

TAX-FREE HIGH GRADE PORTFOLIO

      BOND FUND FOR

PUERTO RICO RESIDENTS, INC.

(b)  Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) for the period covered by this Form N-CSR filing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a) (1)	Not Applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 5, 2024

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	June 5, 2024